Exhibit 10.1

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $500,000.00	Date of Note: December 13, 2005

1. PROMISE TO PAY. DECORIZE, INC. a Delaware corporation (“Borrower”) promises to pay to QUEST CAPITAL ALLIANCE II, L.L.C., a Missouri limited liability company (“Lender”), 3140 E. Division, Springfield, Missouri 65802, or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand and no/100’s Dollars ($500,000) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance as provided for herein.

2. LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally or in writing by Borrower by an Authorized Person. Borrower hereby agrees to provide Lender with written notice of the individuals who may request advances under this Note (each, an “Authorized Person”). Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums advanced in accordance with the instructions of an Authorized Person. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender’s internal records. Lender may, at any time, in its sole discretion, decline to make any further advances on this Note or any agreement that Borrower has with Lender, including any of the Related Documents.

3. PAYMENT. Unless sooner accelerated, Borrower will pay this loan in full on April 13, 2006 (“Maturity Date”). Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

4. COMMITMENT FEE. In consideration of the loan to Borrower evidenced by this Note, the Borrower will pay Lender a commitment fee equal to Thirty-Three Thousand, Three Hundred Thirty-Three and 33/100’s Dollars ($33,333.33) on or before December 13, 2005.

5. PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Any partial prepayment shall be credited first, to the satisfaction of any outstanding costs or expenses incurred by Lender, second to the accrued interest and, third, to the principal due hereunder and no partial prepayment shall affect the obligation to make the payments of principal and interest at the time and in the amounts provided for herein.

6. INTEREST AFTER MATURITY OR DEFAULT. Upon the occurrence of an Event of Default (as defined below), including failure to pay upon the Maturity Date, the unpaid outstanding principal balance will thereafter accrue interest at a rate equal to Eighteen percent (18%) per annum (the “Default Interest Rate”). NOTICE: UNDER NO CIRCUMSTANCES WILL THE INTEREST RATE ON THIS NOTE BE MORE THAN THE MAXIMUM RATE ALLOWED BY APPLICABLE LAW.

7. DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

A. Payment Default. Borrower fails to make any payment when due under this Note.

B. Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any other related documents executed by Borrower in favor of Lender in connection with this Note (collectively, the “Related Documents”) or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower, and fails to cure such default within ten (10) days after Lender gives written notice of same to Borrower.

C. Default In Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the Related Documents.

D. False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

E. Insolvency or Change in Organization. The dissolution or termination of Borrower’s existence as a going business (regardless of whether election to continue is made), the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

F. Defective Collateralization. Any Related Document ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

G. Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. However, this Event of Default shall not apply it there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

H. Judgment. The entry of a judgment against Borrower or guarantor, pledgor, accommodation party or other obligor which Lender deems to be of a material nature, in Lender’s sole discretion.

I. Default by Affiliates. Any affiliate of Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of Lender or any other creditor.

J. Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

K. Insecurity. Lender in good faith believes itself insecure.

8. LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

9. REMEDIES. The remedies of Lender as provided in this Note shall be cumulative and concurrent, and in addition to any other remedies available at law or in equity, and may be pursued singly, successively or together against the Borrower, any guarantors, or any other security at the sole discretion of Lender, and such remedy shall not be exhausted by any exercise thereof but may be exercised as often as the occasion therefor shall occur. Lender shall not by any acts of omission or commission be deemed to have waived any rights or remedies hereunder unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

10. CONVERSION.

A. Commencing on the day after the Maturity Date of this Note, the Lender may at any time convert the principal amount and all accrued interest of this Note (the “Conversion Amount”) into fully paid and nonassessable shares of the Common Stock, par value $.001 per share, of the Borrower (the “Common Stock”), on the basis of one share of such stock for each $0.20 (the “Conversion Price”) of the Conversion Amount. Such conversion shall be effected by the surrender of this Note at the principal office of the Borrower at any time during usual business hours, together with notice in writing that the Lender wishes to convert this Note, which notice shall also state the name(s) (with addresses) and denominations in which the certificate(s) for Common Stock shall be issued and shall include instructions for delivery thereof. Such conversion shall be deemed to have been effected as of the close of business on the date on which this Note shall have been surrendered and such notice shall have been received, and at such time (the “Conversion Date”) the rights of the Lender with respect to the Conversion Amount shall cease and the person(s) in whose name(s) any certificate(s) for Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented by such certificate(s). As soon as practicable after the Conversion Date, the Borrower shall deliver to, or as directed by, the Lender, certificates representing the number of shares of Common Stock issuable by reason of such conversion registered in such name or names and such denomination or denominations as the Lender shall have specified, together with cash as provided in Section 9(D) in respect of any fraction of a share of such stock otherwise issuable upon such conversion.

B. Reservation of Common Stock.

1. The Borrower will at all times from and after the date of this Note reserve and keep available out of its authorized but unissued shares of Common Stock or its treasury shares, or otherwise, solely for the purpose of issuance upon the conversion of this Note, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note.

2. Borrower will not take any action which would result in any adjustment of the number of shares of Common Stock acquirable upon conversion of this Note if the total number of shares issuable after such action upon conversion of this Note, together with the total number of shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized under the Borrower’s Certificate of Incorporation which are not reserved or required to be reserved for any purpose other than the purpose of issue upon conversion of this Note.

3. The issuance of certificates for shares of Common Stock upon conversion of this Note shall be made without charge to the Lender for any issuance tax or other cost incurred by the Borrower in connection with such conversion and the related issuance of shares of Common Stock.

4. If any shares of Common Stock required to be reserved for purposes of conversion of this Note require, before such shares may be issued upon conversion, registration with or approval of any governmental authority under any federal or state law (other than any registration under the Securities Act of 1933, as then in effect, or any similar federal statute then in force, or any state securities law, required by reason of any transfer involved in such conversion) or listing on any domestic securities exchange, the Borrower will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved for listing or listed on such domestic securities exchange, as the case may be.

C. Shares to Be Fully Paid and Non-assessable. All shares of Common Stock issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes).

D. No Fractional Shares to Be Issued. If any fraction of a share would be issuable on the conversion of this Note, the Borrower will (a) if the fraction of a share otherwise issuable is equal to or less than one-half, round down to the largest whole number of shares to which Lender is otherwise entitled, or (b) if the fraction of a share otherwise issuable is greater than one-half, round up to one share in addition to the largest whole number of shares to which Lender is otherwise entitled.

E. Anti-Dilution Provisions. The Conversion Price in effect at any time and the number of Shares and kind of securities purchasable upon the conversion of this Note shall be subject to adjustment from time to time upon the happening of any of the following events:

1. In case at any time the Borrower shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced. In case at any time the outstanding shares of Common Stock of the Borrower shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

2. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation, merger or other business combination of the Borrower with or into another corporation or other entity (other than a merger with a subsidiary in which merger the Borrower shall be the continuing corporation and which shall not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon conversion of this Note) or in case of any sale, lease or conveyance to another corporation or other entity of all or substantially all of the assets of the Borrower, the Borrower shall cause effective provisions to be made so that the Lender, upon exercise of the conversion of the Note after the consummation of such reclassification, change, consolidation, merger, sale, lease or conveyance, shall be entitled to receive for such conversion shares of common stock, the stock or other securities or property to which the Lender would have been entitled upon such consummation if such Note had been converted into shares of Common Stock immediately prior to such consummation. Any such provision shall include provisions for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Note. The foregoing provisions of this paragraph 9.D.(2) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances. In the event that, in connection with any such capital reorganization or reclassification, consolidation, merger, sale, lease or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of the Common Stock subject to the provisions of this Section 9.

11. ATTORNEYS’ FEES; EXPENSES. In the event Borrower defaults under this Note and suit is filed and/or arbitration proceedings initiated, and Lender prevails either wholly or partially in same, Borrower shall be liable for all costs of said proceedings, including without limitation, Lender’s attorneys’ and accountants’ fees and all costs of court or arbitration. To the extent permitted by the United States Bankruptcy Code, Borrower also agrees to pay the reasonable attorneys’ fees and costs Lender incurs to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code. All such costs and expenses of Lender in connection with the enforcement of this Note shall be and become a part of the amount due hereunder.

12. GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Missouri. This Note has been accepted by Lender in the State of Missouri.

13. CHOICE OF VENUE. If there is a lawsuit, the parties agree that the jurisdiction of same shall be in the Circuit Court of Greene County, Missouri.

14, SALE OF NOTE. Lender may sell or offer to sell this Note, together with the Related Documents, any and all documents guaranteeing, securing or executed in connection with this Note, to one or more assignees without notice to or consent of Borrower. Lender is hereby authorized to share any information it has pertaining to the loan evidenced by this Note, including without limitation credit information on the undersigned, any of its principals, or any guarantors of this Note, to any such assignee or prospective assignee.

15. SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

16. GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification, is made.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER AND LENDER, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER: DECORIZE, INC.,
a Delaware corporation

By:	/s/ Steve Crowder
Name: Steve Crowder
President/CEO